UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 20, 2020

SUMMER ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-35496	20-2722022
(Commission File Number)	(I.R.S. The Company Identification No.)

5847 San Felipe Street #3700

Houston, Texas 77057

(Address of principal executive offices)

(713) 375-2790

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Principal U.S. Market for Securities
Common Stock, $0.001 par value	SUME	OTCQB

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

This current report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K dated April 20, 2020 filed by Summer Energy Holdings, Inc., a Nevada corporation (the “Company”), filed with the U.S. Securities and Exchange Commission on April 24, 2020 (the “Original Form 8-K”). The Original Form 8-K reported that Summer Energy Holdings, Inc. was the borrower under a loan from Frost Bank (the “Loan”).  The sole purpose of this Amendment is to correct the Original Form 8-K to disclose that the Company’s wholly-owned subsidiary, Summer Energy, LLC, a Texas limited liability company, is the sole borrower under the Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 30, 2020

SUMMER ENERGY HOLDINGS, INC.

By:	/s/ Jaleea P. George
Jaleea P. George
Chief Financial Officer